Exhibit 10.5

AMENDMENT NUMBER ELEVEN
to the
Master Loan and Security Agreement
Dated as of March 21, 2002
by and between
E-LOAN, INC.
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER ELEVEN is made this 1st day of April, 2004, by and between E-LOAN, INC., having an address at 6230 Stoneridge Mall Road, Pleasanton, California 94588 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of March 21, 2002, by and between the Borrower and the Lender, as amended (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Loan Agreement to modify the determination of the Collateral Value of the Mortgage Loans thereunder as more expressly set forth below.

WHEREAS, as of the date of this Amendment Number Eleven, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and is not in default under the Loan Agreement.

WHEREAS, the Borrower and the Lender have agreed to amend the Loan Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of April 1, 2004, the definition of "Applicable Collateral Percentage" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

"Applicable Collateral Percentage" shall mean with respect to each Advance:

(a) in the case of "A" credit Dry Loans (other than High LTV Loans) and HELOCs:

(1) which are 0 to 29 days past due with respect to scheduled principal and interest payments, 99%, and (2) which are 30 days or more past due with respect to scheduled principal and interest payments, 0%;

(b) in the case of "B" or "C" credit Loans and High LTV Loans:

(1) which are 0 to 29 days past due with respect to scheduled principal and interest payments, 98%, and (2) which are 30 days or more past due with respect to scheduled principal and interest payments, 0%; and

(c) in the case of "A" credit Wet Loans:

(1) for which all Required Documents have not been delivered for 0 to 10 days, 99%, and (2) for which all Required Documents have not been delivered within 10 days, 0%.

SECTION 2. Effective as of April 1, 2004, the definition of Collateral Value in Section 1 of the Loan Agreement is hereby amended by amending the language preceding sub-clause 1 therein to read in its entirety as follows:

"Collateral Value" shall mean (a) with respect to any Mortgage Loan which is an "A" credit Dry Loan (other than a High LTV Loan), a Wet Loan or a HELOC, the lesser of (i) the Applicable Collateral Percentage times the outstanding principal balance of such Mortgage Loan, and (ii) 98% (or 99% with respect to any such Loans as to which the Lender has issued a written commitment to purchase) times the Market Value thereof; and (b) with respect to any Mortgage Loan which is a "B" or "C" credit Dry Loan or a High LTV Loan, the lesser of (i) the Applicable Collateral Percentage times the outstanding principal balance of such Mortgage Loan, and (ii) 97% times the Market Value thereof; provided, that, the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

SECTION 3. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Eleven (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Eleven), in accordance with Section 11.03 of the Loan Agreement.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

SECTION 5. Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eleven need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

SECTION 6. Representations. In order to induce the Lender to execute and deliver this Amendment Number Eleven, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Loan Agreement and no Default or Event of Default has occurred and is continuing under the Loan Agreement.

SECTION 7. Governing Law. This Amendment Number Eleven shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 8. Counterparts. This Amendment Number Eleven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Eleven to be executed and delivered by their duly authorized officers as of the day and year first above written.

E-LOAN, INC.
(Borrower)

By: /s/ Matt Roberts
Name: Matt Roberts
Title: CFO

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.
(Lender)

By: /s/ Anthony Palmisano
Name: Anthony Palmisano
Title: Senior Vice President